                                                     Rule 497(b)
CUSIP: 383741402                                     Registration No. 33-43933

                  Government Securities Equity Trust Series 4

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The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in shares of the DelCap Fund A Class of the Concept I Series (the ``Fund''), currently the only series of Delaware Group DelCap Fund, Inc., an open-end, series, registered, management investment company. The objective of the Fund is long-term capital growth which the Fund attempts to achieve by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. Units of the Trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.

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Sponsor:
                                               Prudential Securities (LOGO)
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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Please Read and Retain                                          Prospectus dated
This Prospectus For Future Reference                            October 31, 1996

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    This Prospectus does not contain all the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
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The Trust

    Government Securities Equity Trust Series 4 consists of one underlying unit investment trust (the ``Trust'' or ``GSET'' as the context requires), composed of stripped United States Treasury issued notes or bonds bearing no current interest (the ``Treasury Obligations'') and shares of the DelCap Fund A Class (the ``Fund Shares'') of the Concept I Series (the ``Fund''), currently the only series of Delaware Group DelCap Fund, Inc. an open-end, series, registered management investment company, or contracts and funds for the purchase thereof (the Treasury Obligations and the Fund Shares, collectively, the ``Securities''). The Trust contains Treasury Obligations maturing approximately eleven years from the Date of Deposit (July 7, 1992) and Fund Shares.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in shares of the Fund. The objective of the Fund is long-term capital growth which the Fund attempts to achieve by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. The Fund may write covered call options on securities held in the Fund; may invest up to 2% of its total assets in put options on securities held in the Fund; may engage in transactions in options on stock indices for non-speculative purposes, and may invest in foreign securities. There is, of course, no assurance that the Trust's objectives will be achieved.

    The Trust is structured to contain a sufficient amount of Treasury Obligations to insure that an investor will receive, at the maturity of such Trust, $15.00 per unit. However, an investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $15.00 since the capital protection is limited to the aggregate maturity value per Unit of Treasury Obligations. Similarly, an investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units. The price paid for a Unit may differ from that set forth herein due to changes in the value of the Securities in the portfolio. There is no assurance that a purchaser of Units on the date of the Prospectus or subsequent to such date will receive, upon termination, the purchase price per Unit. The Fund has not been structured to generate dividends and therefore dividend distributions by the Trust are likely to be insignificant. The maximization of dividend income is not an objective of the Trust. The Trust is ``concentrated'' in Fund Shares, so investors should be aware that the potential for capital appreciation is directly related to the investment performance of the Fund itself.

The Fund

    The objective of the Fund is long-term capital growth. The strategy will be to invest primarily in common stocks that, in the judgment of Delaware Management Company, Inc. (``Delaware Management''), the Fund's Investment Manager, are of superior quality and those securities convertible into such common stocks.

    Securities purchased will be of companies whose earnings Delaware Management believes will grow more rapidly than the average of those listed in the Standard & Poor's (``S&P'') 500 Stock Index. Delaware Management's emphasis will be on the securities of companies that, in its judgment, have the characteristics that will enable them to grow faster than the economy as measured by the Index.

    This judgment will be based on the financial strength of the company, the expertise of its management, the growth potential of the company within its industry and the growth potential of the industry itself.

    Delaware Management will focus primarily on those securities of companies it believes have established themselves within their industry while maintaining growth potential. If Delaware Management believes that market conditions warrant, the Fund may employ option strategies. Also, on a temporary, defensive basis, Delaware Management may invest in fixed income obligations.

    Although the Fund will constantly strive to attain the objective of long-term capital growth, there can be no assurance it will be attained. The objective of the Fund may not be changed without shareholder approval. There is, of course, no guarantee that the Fund's investment objective will be achieved.

Investment Risks

    Investors should be aware of the risks which an investment in Units of the Trust may entail. During the life of the Trust, the value of the portfolio Securities and hence the Units may fluctuate and therefore the Public Offering Price and Redemption Price per Unit may be more or less than the price paid by the investor. The value of the Treasury Obligations will fluctuate inversely with changes in interest rates and the value of Fund Shares will vary as the value of the underlying portfolio securities of the Fund increases or decreases. The Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than securities of comparable quality which make periodic interest payments. See ``The Trust--Stripped U.S. Treasury Obligations.'' Although the Trust is structured to return to an initial Unit Holder his purchase cost of a Unit through the distribution of the Treasury Obligations maturity value on the mandatory termination date of the Trust, an investor will have included the accrual of original issue discount on such Treasury Obligations in income for Federal income tax purposes and will have paid Federal income tax on such accrual. An investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $15.00 since the capital protection is limited to the aggregate maturity value per Unit of Treasury Obligations. Similarly, an investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units.

Distributions

    Distributions, if any, of dividends and 12b-1 fee amounts received by the Trust from the Sponsor in respect of Fund Shares (net of Trust expenses), distributions of any net capital gains received in respect of Fund Shares and proceeds of the sale of Fund Shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. No distribution will be made if the amount available for distribution is less than $2.50 per 100 Units (see ``Rights of Unit Holders--Distributions''). Alternatively, Unit Holders may have their distributions reinvested (see ``Reinvestment of Trust Distributions''). Accrual of original issue discount on the Treasury Obligations will not be distributed on a current basis, although Unit Holders will be subject to income tax at ordinary income rates as if a current distribution of such amounts had been made (see ``Tax Status of the Trust''). Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder, his pro rata share of such Trust's net assets including the proceeds of Fund Shares sold unless a Unit Holder elects to receive Fund Shares pursuant to an ``in kind'' distribution of the number of Fund Shares attributable to his Units, in the manner set forth under ``Amendment and Termination of the Indenture--Termination.'' Upon termination, a Unit Holder may invest the proceeds from the Treasury Obligations in Fund Shares at such shares' net asset value.

Public Offering Price

    The Public Offering Price of the Units is computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund Shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.25% of the Public Offering Price (5.541% of the net amount invested). Any money in the Income and Principal Accounts other than money required to redeem tendered Units will be added to the Public Offering Price. The sales charge is reduced on a graduated scale for sales involving at least 2,000 Units (see ``Public Offering of Units--Volume Discount''). The minimum purchase is 100 Units except the minimum purchase is 25 Units in the case of Individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.

Secondary Market

    The Sponsor, although not obligated to do so, presently intends to maintain a secondary market to repurchase the Units based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund Shares (excluding any sales charge on Fund Shares). If such market is not maintained, a Unit Holder will be able to dispose of his Units through redemption at prices based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund Shares (see ``Rights of Unit Holders--Redemption''). Market conditions may cause such prices to be greater or less than the amount paid for Units and may result in a loss to a Unit Holder upon the disposition of a Unit.

Special Considerations

    An investment in Units of the Trust should be made with an understanding of the risks entailed in an investment in (i) the stripped United States Treasury issued notes or bonds bearing no current interest and (ii) a mutual fund which invests in the type of equity securities in which the Fund invests. The Trust's objectives are to attempt to obtain safety of capital through investment in the stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through an investment in Fund Shares. The Trust is ``concentrated'' in Fund Shares so investors should be aware that the potential for capital appreciation is directly related to the investment performance of the Fund itself. Additionally, changes in the price of the Treasury Obligations and changes in the net asset value of the Fund Shares will affect the price of the Trust's Units.

    California Investors Only--Sales to individuals in California are restricted to persons who have (i) annual income of at least $30,000 and a net worth of at least $30,000, exclusive of home, home furnishings and automobiles or (ii) net worth of at least $75,000, exclusive of home, home furnishings and automobiles.

                               Portfolio Summary

    As of September 20, 1996 $35,850,000 face amount of Treasury Obligations maturing on November 15, 2003 and 652,709 Fund Shares were held in Trust. The Treasury Obligations and the Fund Shares represented 47.3% and 52.7%, respectively, of the total of the aggregate bid side evaluation of Treasury Obligations in the Trust and the aggregate value of the Fund Shares on September 20, 1996.

                        SUMMARY OF ESSENTIAL INFORMATION

                  GOVERNMENT SECURITIES EQUITY TRUST SERIES 4
                            As of September 20, 1996

AGGREGATE MATURITY VALUE OF TREASURY OBLIGATIONS...........................................   $35,850,000.00
AGGREGATE NUMBER OF FUND SHARES............................................................          652,709
NUMBER OF UNITS............................................................................        2,390,000
FRACTIONAL UNDIVIDED INTEREST IN THE TRUST REPRESENTED BY EACH UNIT........................      1/2,390,000
PUBLIC OFFERING PRICE
  Aggregate bid side evaluation of Treasury Obligations in the Trust.......................   $19,959,841.22
  Aggregate value of Fund Shares(2)........................................................    22,223,415.00
  Aggregate cash value.....................................................................        26,140.00
                                                                                              --------------
  Total....................................................................................   $42,209,396.22
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                                                                                              --------------
  Divided by 2,390,000 Units...............................................................   $       17.661
  Plus sales charge of 5.249% of Public Offering Price (5.540% of net amount
     invested)(4)..........................................................................             .978
                                                                                              --------------
  Public Offering Price per Unit(3)........................................................   $       18.639
                                                                                              --------------
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REDEMPTION AND SPONSOR'S REPURCHASE PRICE PER UNIT (based on bid side evaluation of underlying Treasury Obligations and net asset value of the Fund Shares, $.978 less than
  Public Offering Price per Unit)(2).......................................................   $        17.66
QUARTERLY RECORD DATES: January 1, April 1, July 1, October 1.
QUARTERLY DISTRIBUTION DATES: January 15, April 15, July 15, October 15.
TRUSTEE'S ANNUAL FEE (including estimated expenses and Evaluator's fee) $1.67 per 100 Units outstanding.
EVALUATOR'S FEE FOR EACH EVALUATION OF TREASURY OBLIGATIONS: $5.00
EVALUATION TIME: 4:00 P.M. New York time (i.e. the close of regular trading on the New York
  Stock Exchange)
MANDATORY TERMINATION DATE: November 15, 2003
MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of the Trust assets at any time is less than $37,320,000
DATE OF DEPOSIT: July 7, 1992(1)

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    (1) The Date of Deposit is the date on which the Trust Indenture and Agreement was signed and the initial deposit of Securities with the Trustee was made.

    (2) Calculated by multiplying aggregate number of Fund Shares by the current net asset value per share (excluding any sales load on the Fund Shares).

    (3) This Public Offering Price is computed as of September 20, 1996 and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.

    (4) Certain transactions are entitled to a reduced sales charge. (See ``Public Offering of Units--Volume Discount''.)
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    For an explanation of the management fees paid by the Fund see page B-9.

<AUDIT-REPORT>

                        INDEPENDENT AUDITORS' REPORT

THE UNIT HOLDERS, SPONSOR AND TRUSTEE
GOVERNMENT SECURITIES EQUITY TRUST SERIES 4


We have audited the statement of financial condition and schedule of portfolio securities of the Government Securities Equity Trust Series 4 as of June 30, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trustee (see Footnote
(a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 1996 as shown in the statement of financial condition and schedule of portfolio securities by correspondence with The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Government Securities Equity Trust Series 4 as of June 30, 1996, and the results of its operations and the changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP


September 27, 1996
New York, New York

</AUDIT-REPORT>

                             STATEMENT OF FINANCIAL CONDITION

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                                      June 30, 1996

                                      TRUST PROPERTY

Investments in securities at market value (amortized
  cost $35,786,231 including accreted interest of
  $5,394,754) (Note (a) and Schedule of Portfolio
  Securities Notes (4) and (5))                                            $42,862,624

Other receivable                                                                 4,200

Cash                                                                            26,151

           Total                                                            42,892,975


                                 LIABILITY AND NET ASSETS

Less Liability:

   Accrued Trust fees and expenses                                               7,431


Net Assets:

   Balance applicable to 2,470,000 Units of fractional undivided interest issued and outstanding (Note (c)):

      Capital plus unrealized market appreciation
        of $7,076,393                                         $42,862,624

      Undistributed net investment
        income (Note (b))                                          22,920

            Net assets                                                     $42,885,544

Net asset value per Unit ($42,885,544 divided by 2,470,000 Units)           $  17.3626

                            See notes to financial statements

                                           A-2

                                 STATEMENTS OF OPERATIONS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                                                     For the years ended June 30,
                                                   1996          1995         1994


Investment income - (Note (a)(2))

  Interest                                      $1,649,143     $1,864,448   $2,395,884

  Dividends                                        612,754          -           91,147

  Other income                                      58,436         67,148      103,595

                                                 2,320,333      1,931,596    2,590,626

Less Expenses:

   Trust fees and expenses                          36,037         36,148       50,462

           Total expenses                           36,037         36,148       50,462

           Investment income - net               2,284,296      1,895,448    2,540,164

Net gain (loss) on investments:

   Realized gain on securities sold or
     redeemed                                    1,404,981        602,693    4,550,399

   Capital gain distributions received           2,065,210      1,650,288      905,395

   Net unrealized market appreciation (depre-
     ciation)                                      682,942      4,347,016   (7,422,217)

           Net gain (loss) on investments        4,153,133      6,599,997   (1,966,423)

Net increase in net assets resulting from
  operations                                    $6,437,429     $8,495,445    $ 573,741

                            See notes to financial statements

                                           A-3

                           STATEMENTS OF CHANGES IN NET ASSETS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                                                    For the years ended June 30,
                                                 1996           1995          1994

Operations:

   Investment income - net                    $ 2,284,296    $ 1,895,448    $2,540,164

   Realized gain on securities sold or
     redeemed                                   1,404,981        602,693     4,550,399

   Capital gain distributions received          2,065,210      1,650,288       905,395

   Net unrealized market appreciation
     (depreciation)                               682,942      4,347,016    (7,422,217)

           Net increase in net assets
             resulting from operations          6,437,429      8,495,445       573,741


Less Distributions to Unit Holders:

   Principal                                   (2,060,064)    (1,680,319)     (977,574)

   Investment income - net                       (635,076)       (32,301)     (135,146)

           Total distributions                 (2,695,140)    (1,712,620)   (1,112,720)


Less Capital Share Transactions:

   Redemption of 520,000 Units, 660,000
     Units and 2,070,000 Units, respec-
     tively                                    (8,795,369)    (9,576,172)  (31,437,582)

   Income distribution on redemption               (3,231)        (5,529)      (15,288)

           Net capital share trans-
             actions                           (8,798,600)    (9,581,701)  (31,452,870)

Net decrease in net assets                     (5,056,311)    (2,798,876)  (31,991,849)

Net assets:

  Beginning of year                            47,941,855     50,740,731    82,732,580

  End of year (including undistributed
    net investment income of $22,920,
    and undistributed principal and net
    investment income of $29,332 and
    $65,802, respectively)                    $42,885,544    $47,941,855   $50,740,731

                            See notes to financial statements

                                           A-4

                       NOTES TO FINANCIAL STATEMENTS

                GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                               June 30, 1996

(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of the Trust included in the Registration
Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations of the Zero Coupon Treasury Obligations, and by calculations based on the net asset value per share of the Fund, on the last day of trading during the period. The value on the date of initial deposit (July 7, 1992) represents the cost of investments to the Trust based on the offering side evaluations and the net asset value per share, of the Treasury Obligations and Fund Shares, respectively, as of the close of business on the date of initial deposit. The cost of investments purchased subsequent to the date of initial deposit is based on the offering side evaluations and the net asset value per share, respectively, at the date of purchase. The difference between the initial cost and face amount of the Treasury Obligations at the date of purchase is being amortized over the period to its maturity date using the interest method.

(3) Income Taxes

    As a Unit Investment Trust, the Trust is organized as a Grantor Trust and is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.
                                       A-5

                       NOTES TO FINANCIAL STATEMENTS

                GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                               June 30, 1996

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees, and may incur additional charges as explained under "Expenses and Charges - Fees" and "- Other Charges" in this
Prospectus.

(b) DISTRIBUTIONS

    Distributions from the income and principal accounts, if any, received by the Trust are made to Unit Holders on a quarterly basis and distributions of any net capital gains received in respect of Fund
Shares will be made at least annually to Unit Holders of record. Income from the amortization of original issue discount on the Zero Coupon Treasury Obligations will not be distributed on a current basis. Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Amendment and Termination of the Trust - Termination" herein.

(c) COST TO INVESTORS

    A reconciliation of the cost of Units to investors to the net amount applicable to investors as of June 30, 1996 follows:

       Cost to investors                                        $80,549,567
       Less:  Gross underwriting commissions (sales charge)      (4,017,185)
       Net cost to investors                                     76,532,382
       Cost of securities sold or redeemed                      (49,681,647)
       Unrealized market appreciation                             7,076,393
       Accumulated interest accretion                             8,935,496
       Net amount applicable to investors                       $42,862,624


                       NOTES TO FINANCIAL STATEMENTS

                GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                               June 30, 1996

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust during each year:
                                                For the years ended June 30,
                                                  1996      1995      1994
       Principal distributions during year     $  .7464  $  .5046   $  .2216

       Net investment income distributions
         during year                           $  .2301  $  .0097   $  .0306

       Net asset value at end of year          $17.3626  $16.0341   $13.9016

       Trust Units outstanding at end
         of year                              2,470,000  2,990,000 3,650,000

                                        A-7


                                   SCHEDULE OF PORTFOLIO SECURITIES

                             GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                                            June 30, 1996


       Port-
       folio     Name of Issuer/Title of       Face Amount/       Market
        No.      Portfolio Security <F1>      Number of Shares   Value<F4><F5>

          1. Stripped United States Treasury
             Obligations Maturing on 11/15/03 <F2>       37,050,000      $22,835,027

          2. Shares of the DelCap Fund A Class of
             the Concept I Series of Delaware Group
             DelCap Fund, Inc. ($29.69 per Fund
             Share) <F3>                                    674,557       20,027,597

                                                                        $42,862,624

                                   See notes to schedule of portfolio securities

               NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

              GOVERNMENT SECURITIES EQUITY TRUST SERIES 4

                             June 30, 1996

[FN]

<F1> None of the Securities is redeemable by operation of optional call provisions.

<F2> The Treasury Obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such Securities are often referred to as zero coupon securities). Over the life of the Treasury Obligations such discount accrues and upon maturity thereof the holders will receive 100% of the Treasury Obligation maturity amount thereof.

<F3> The Fund's investment manager is Delaware Management Company, Inc.

<F4> The market value of the Treasury Obligations as of June 30, 1996 was determined by the Evaluator on the basis of bid side evaluations for the Securities on the last trading date during the period
(June 28, 1996). The market value of the Fund Shares was calculated by multiplying the aggregate number of shares by the current net asset value per share as of the same date.

<F5> At June 30, 1996 the unrealized market appreciation of Securities was comprised of the following:

       Gross unrealized market appreciation       $7,076,393

       Gross unrealized market depreciation             -

       Unrealized market appreciation             $7,076,393

    The amortized cost of the Securities for Federal income tax purposes was $35,786,231 at June 30, 1996.

                       GOVERNMENT SECURITIES EQUITY TRUST
                                    SERIES 4

                            ------------------------

                                   THE TRUST

    The Government Securities Equity Trust Series 4 (the ``Trust'' or ``GSET'' as the context requires) was created under the laws of the State of New York, pursuant to a Trust Indenture and Agreement and a related Reference Trust Agreement dated the Date of Deposit (collectively, the ``Indenture'')* among Prudential Securities Incorporated (the ``Sponsor''), United States Trust Company of New York (the ``Predecessor Trustee'') and Kenny Information Systems, Inc. (the ``Evaluator''). The Chase Manhattan Bank is the Trustee (the ``Trustee'') of the Trust. The Sponsor, Prudential Securities Incorporated, is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest (the ``Treasury Obligations'') and to attempt to provide for capital appreciation through investment in shares of the DelCap Fund A Class (the ``Fund Shares'') of the Concept I Series (the ``Fund''), currently the only series of Delaware Group DelCap Fund, Inc. an open-end, series, registered management investment company. The Fund's investment objective is long-term capital growth which the Fund attempts to achieve by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth (the Treasury Obligations and Fund Shares hereinafter, collectively, referred to as ``Securities''). There is of course no guarantee that the Trust's objectives will be achieved.

Trust Formation

    On the Date of Deposit, the Sponsor deposited with the Trustee the underlying Securities or confirmations of contracts for the purchase of such Securities at prices equal to the evaluation of the Treasury Obligations on the offering side of the market on the Date of Deposit as determined by the Evaluator and the net asset value of the Fund Shares (see ``Schedule of Portfolio Securities''). The Trust was created simultaneously with the deposit of the Securities with the Trustee and the execution of the Indenture. The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the ``Certificates'') representing the units (the ``Units'') comprising the entire ownership of the Trust. Through this Prospectus, the Sponsor is offering the Units for sale to the Public. The holders of Units (the ``Unit Holder'' or ``Unit Holders'' as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Treasury Obligations as determined by the Evaluator and the net asset value of the Fund Shares (the ``Redemption Price''), if the Units cannot be sold in the secondary market which the Sponsor, although not obligated to, presently intends to maintain. The Trust has a mandatory termination date set forth under ``Summary of Essential Information,'' but may be terminated prior thereto upon the occurrence of certain events (see ``Amendment and Termination of the Indenture--Termination''), including a reduction in the value of the Trust below the value set forth under ``Summary of Essential Information.''

    On a recent date, each Unit represented the fractional undivided interest in the Securities and net income of the Trust set forth under ``Summary of Essential Information.'' The Trust Portfolio has been structured so that a Unit Holder will receive, at the Mandatory Termination Date of the Trust, an amount per Unit at least equal to $15.00 even if the value of the Fund Shares were to decline to zero, although the Unit Holder would forego any earnings on amounts invested. Of course, whether or not a Unit Holder makes a profit or suffers a loss depends on whether his purchase price was less than or exceeded $15.00 per Unit. A Unit Holder selling his Units prior to the Mandatory Termination date may suffer a loss to the extent the sale price of his Units is less than the purchase price. Because certain of the Securities from time to time may be sold under circumstances described herein and because additional Securities may be deposited into the Trust from time to time, the Trust is not expected to retain its present size and composition. If any Units are redeemed by the Trustee, the number of Securities in the Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust pursuant to the Indenture.

------------
* Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

Securities Selection

    In selecting Treasury Obligations for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the prices and yields of such securities and (ii) the maturities of such securities. In selecting the Fund Shares for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the historical performance of the Fund and (ii) the nature of the underlying Fund portfolio.

    The Trust consists of such of the Securities listed under ``Schedule of Portfolio Securities,'' as may continue to be held from time to time in the Trust and undistributed cash receipts from the Fund and proceeds realized from the disposition of Securities. Neither the Sponsor nor any affiliate of the Sponsor will be liable in any way for any default, failure or defect in any Securities.

Stripped U.S. Treasury Obligations

    The Treasury Obligations in the portfolio consist of United States Treasury Obligations which have been stripped by the United States Treasury of their unmatured interest coupons or such stripped coupons or receipts or certificates evidencing such obligations or coupons. The obligor with respect to the Treasury Obligations is the United States Government. Such Treasury Obligations may include certificates that represent rights to receive the payments that comprise a U.S. Government bond.

    U.S. Treasury bonds evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. The Treasury Obligations can be purchased at a deep discount because the buyer receives only the right to receive one fixed payment at a specific date in the future and does not receive any periodic interest payments. The effect of owning deep discount obligations which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest on a current basis. Investors should be aware that income in respect of the accrual of original issue discount on the Treasury Obligations, although not distributed on a current basis, will be subject to income tax on a current basis at ordinary income tax rates (see ``Tax Status of the Trust'').

    The following disclosure concerning the Fund and its affiliates has been provided by Delaware Distributors, Inc. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. No representation is made herein as to the accuracy or adequacy of such information.

Delaware Group DelCap Fund Concept I Series

    The portfolio also contains shares of the DelCap Fund A Class (the ``Fund Shares'') of the Concept I Series (the ``Fund''). On September 30, 1996, the net assets of the Fund were $1,116,799,448.82. The Fund has retained an Investment Manager, Delaware Management Company, Inc. (``Delaware Management'') which is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc. Effective April 3, 1995, Delaware Management Holdings, Inc. merged with and into a wholly-owned subsidiary of Lincoln National Corporation of Fort Wayne, Indiana. Lincoln National Corporation is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

    The Fund's investment objective is long term capital growth which the Fund attempts to achieve by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. The Fund will attempt to meet its objectives by exceeding the return of common stocks as measured by the S&P 500 Stock Index. While management believes its objective may best be attained by investing in common stocks, the Fund may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. The strategies employed are dependent upon the judgment of Delaware Management.

    In investing for capital appreciation, the Fund may hold securities for any period of time. Should the market warrant a temporary, defensive approach, the Fund may also invest in fixed income obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as corporate bonds of investment quality rated ``Baa'' or above by Moody's Investors Service or ``BBB'' or above by S&P. The Fund may write covered call options on individual issues as
                                      B-2
well as write call options on stock indices. The Fund may also purchase put options on individual issues and on stock indices. Delaware Management will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Fund's portfolio as well as the price movement of individual securities. Delaware Management may also write covered call options to achieve income to offset the cost of purchasing put options. While there is no limit on the amount of the Fund's assets which may be invested in covered call options, the Fund will not invest more than 2% of its net assets in put options. The Fund will only use Exchange-traded options. The Fund may also enter into closing transactions to offset put or call options prior to their exercise or expiration. For a further discussion of the Fund's investment program see ``Investment Strategies and Restrictions'' below.

    The Fund may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in domestic and international securities. The Fund is designed primarily for capital appreciation. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. An investor should not consider a purchase of Fund Shares as equivalent to a complete investment program.

    The Chase Manhattan Bank is the custodian of the Fund's assets. The Delaware Service Company, Inc. serves as the Fund's shareholder servicing, dividend disbursing and transfer agent. The Fund's prospectus is available upon request.

General Information Regarding the Fund

    The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this treatment, it is not subject to Federal income taxes on amounts distributed to shareholders. The Fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. The Fund intends to distribute substantially all of the Funds' net capital gains and net investment income before the end of each calendar year. Any dividend or distribution by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution (See ``Net Asset Value of the Fund Shares'').

    Shown below for the periods indicated are financial highlights relating to Fund Shares.

    Financial highlights for the Fund Shares outstanding throughout each period were as follows:

                                                                     DelCap Fund A Class
                            -----------------------------------------------------------------------------------------------------
                                                                  Year Ended September 30,
                            -----------------------------------------------------------------------------------------------------
                               1996         1995         1994         1993         1992         1991         1990         1989
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value,
  beginning of period....   $   28.870   $   25.570   $   26.080   $   20.730   $   21.470   $   15.810   $   19.060   $   13.920
Income (loss) from
  investment operations:
  Net investment income
    (loss)(1)............       (0.208)      (0.166)      (0.218)      (0.125)      (0.059)       0.064        0.419        0.201
Net gains (losses) on
  Securities (both
  realized and
  unrealized)............        5.618        5.296        0.528        5.475       (0.651)       6.496       (3.219)       5.059
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment
    operations...........        5.410        5.130        0.310        5.350       (0.710)       6.560       (2.800)       5.260
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net in-
    vestment income......         none         none         none         none       (0.030)      (0.410)      (0.160)      (0.120)
  Distributions from
    capital gains........       (3.540)      (1.830)      (0.820)        none         none       (0.490)      (0.290)        none
  Returns of capital.....         none         none         none         none         none         none         none         none
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions....       (3.540)      (1.830)      (0.820)        none       (0.030)      (0.900)      (0.450)      (0.120)
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of
  period.................   $   30.740   $   28.870   $   25.570   $   26.080   $   20.730   $   21.470   $   15.810   $   19.060
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total return(2)..........        21.09%       22.04%        1.17%       25.81%       (3.32)%      43.25%      (14.99)%      38.15%
Ratios/supplemental data:
  Net assets, end of
    period (000
    omitted).............   $  923,248   $  888,571   $  890,787   $1,057,358   $  993,125   $  512,356   $  155,392   $  138,589
  Ratio of expenses to
    average daily net
    assets...............         1.35%        1.37%        1.35%        1.30%        1.39%        1.43%        1.41%        1.44%
Ratio of net investment
  income (loss) to aver-
  age daily net assets...        (0.74)%      (0.67)%      (0.68)%      (0.43)%      (0.26)%       0.63%        2.61%        1.28%
Portfolio turnover
  rate...................           72%          51%          34%          51%          24%          33%          45%          42%
Average commission rate
  paid...................   $   0.0600          N/A          N/A          N/A          N/A          N/A          N/A          N/A


                              1988         1987
                           ----------   ----------
Net asset value,
  beginning of period....  $   14.930   $   16.540
Income (loss) from
  investment operations:
  Net investment income
    (loss)(1)............       0.042        0.449
Net gains (losses) on
  Securities (both
  realized and
  unrealized)............      (0.357)       5.361
                           ----------   ----------
  Total from investment
    operations...........      (0.315)       5.810
                           ----------   ----------
                           ----------   ----------
Less distributions:
  Dividends from net in-
    vestment income......      (0.430)        none
  Distributions from
    capital gains........      (0.265)      (7.420)
  Returns of capital.....        none         none
                           ----------   ----------
  Total distributions....      (0.695)      (7.420)
                           ----------   ----------
Net asset value, end of
  period.................  $   13.920   $   14.930
                           ----------   ----------
                           ----------   ----------
Total return(2)..........       (2.26)%      63.07%
Ratios/supplemental data:
  Net assets, end of
    period (000
    omitted).............  $  114,122   $  131,916
  Ratio of expenses to
    average daily net
    assets...............        1.55%        1.39%(3)
Ratio of net investment
  income (loss) to aver-
  age daily net assets...        0.31%        7.11%(4)
Portfolio turnover
  rate...................          77%         127%
Average commission rate
  paid...................         N/A          N/A

---------------
 (1) The per share information for the years ended 9/30/96 and 9/30/95 were based on the average share outstanding method.
 (2) Does not reflect maximum sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. Total return for 1987 reflects the expense limitations referenced in Notes 3 and 4.
 (3) Ratio of expenses to average daily net assets prior to expense limitation was 1.73% for 1987.
 (4) Ratio of net investment income (loss) to average daily net assets prior to expense limitation was 6.77% for 1987.

Investment Strategies and Restrictions

   Strategies

    In pursuit of its objectives and policies, the Fund may employ one or more of the following investment strategies:

    The application of the Fund's investment policy will be dependent upon the judgment of Delaware Management. In accordance with the judgment of Delaware Management, the proportions of the Fund's assets invested in particular industries will vary from time to time. The securities in which the Fund invests may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market. While management believes that the investment objective can be achieved by investing in common stocks, the portfolio may be invested in other securities including, but not limited to, convertible securities, preferred stocks, bonds, warrants and foreign securities. In periods during which Delaware Management feels that market conditions warrant a more defensive portfolio positioning, the Fund may also invest temporarily in various types of fixed income obligations.

    In addition, from time to time, the Fund may also engage in the following investment techniques:

    Repurchase Agreements. While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

    A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which Delaware Management, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

    The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

    Options. The Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

    A. Covered Call Writing The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as Delaware Management determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

    During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

    With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

    Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a
                                      B-5
different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

    The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

    The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    B. Purchasing Put Options--The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

    The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (``protective puts''). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

    The Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices

    A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

    Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash ``exercise settlement amount'' equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed ``index multiplier.'' Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

    As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

    A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such
                                      B-6
as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

    The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

    Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

    The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Foreign Securities

    The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there are no such limits).

    There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations.

    Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and exchange control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

Rule 144A Securities

    The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (``Rule 144A Securities'') under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 10% of the value of its net assets in illiquid securities.

    While maintaining oversight, the Board of Directors has delegated to Delaware Management the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid assets. The Board has instructed Delaware Management to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

    If Delaware Management determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, Delaware Management will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Portfolio Loan Transactions

    The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    It is the understanding of Delaware Management that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Directors know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

    The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by Delaware Management, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored by Delaware Management on an ongoing basis.

    Investment Restrictions. The Fund is subject to the following investment restrictions which may be changed only with the approval, by vote, of a majority of the holders of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the ``1940 Act''). The Fund may not:

         1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or intrumentalities).

         2. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

         3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

         5. Purchase more than 10% of the outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an ``underwriter'' as that term is defined in the Securities Act of 1933.

         7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         8. Write or purchase puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Fund owns the security covered by the put option at the time of purchase and that premiums paid on all put options outstanding do not
                                      B-8
    exceed 2% of its total assets. The Fund may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Fund may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.

         9. Purchase securities on margin, make short sales of securities or maintain a net short position.

        10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

        11. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

        12. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of the Delaware Group DelCap Fund, Inc. or of its investment manager if or so long as the directors and officers of the Delaware Group DelCap Fund, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

        13. Invest in interests in oil, gas or other mineral exploration or development programs.

        14. Invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

        15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

Net Asset Value of the Fund Shares

    The net asset value per share of Fund Shares is determined as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M. New York
Time) on each ``business day,'' defined as any day the New York Stock Exchange is open for business, by subtracting the Fund Shares' liabilities from its assets, and then dividing the result by the total number of Fund Shares outstanding.

    The determination of a Fund Share's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not yet received. Securities for which market prices are readily available are priced at market rates. Securities for which market quotations are not readily available are value at fair value as determined in good faith and by a method approved by the officers of Delaware Group DelCap Fund, Inc. and in accordance with methods which are specifically authorized by the Board of Directors of Delaware Group DelCap Fund, Inc. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offer quotations. Short-term obligations with maturities of less than 60 days are valued at amortized cost as reflecting fair value.

The Fund's Investment Manager

    Pursuant to an investment management agreement dated April 3, 1995. Delaware Management serves as the Fund's Investment Manager.

    Delaware Management manages the Fund's portfolio and makes investment decisions which are implemented by the Fund's Trading Department. Delaware Management also pays the salaries of all the directors, officers and employees of Delaware Group DelCap Group Fund, Inc. who are affiliated with Delaware Management. For these services, Delaware Management is paid an annual fee of 3/4 of 1% of the average daily net assets of the Fund, less all directors' fees paid to
                                      B-9
the unaffiliated directors by the Fund. The Fund's fee is higher than that paid by many other funds. The fee may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Fund for the fiscal year ended September 30, 1996 were 0.75% of average daily net assets.

The Fund's Plan of Distribution

    Delaware Distributors, L.P. (``Delaware Distributors'') is the national distributor for the Fund under a Distribution Agreement dated as of April 3, 1995. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 (the ``1940 Act'') (the ``Plan'') which permits the Fund to pay Delaware Distributors a monthly fee for its services and expenses in distributing and promoting sales of Fund Shares. These expenses include preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and other entities which sell Fund Shares, including 12b-1 fees payable to the Sponsor. From time to time at the discretion of the Delaware Distributors, all registered broker/dealers whose aggregate sales of the Fund Shares (as well as other classes of shares of the Fund) exceed certain limits as set by the Delaware Distributors, may receive from the Delaware Distributors an additional payment of up to .25% of the dollar amount of such sales. Delaware Distributors may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

    In connection with the promotion of Delaware Group fund shares including Fund Shares, the Delaware Distributors may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. In addition, the Fund may make payments directly to others, such as banks, who aid in the distribution of Fund Shares or provide services to the Fund, pursuant to service agreements with the Fund. The aggregate fees paid by the Fund to Delaware Distributors and others under the Plan may not exceed .30% of the Series' average daily net assets represented by the Fund Shares in any year. The Fund will not incur any distribution expenses beyond this limit, which may not be increased without shareholder approval. Delaware Distributors may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of Fund Shares (see ``Profit of Sponsor''). Pursuant to the exemptive order issued by the Securities and Exchange Commission the Sponsor has agreed to pay to the Trust the 12b-1 fees it receives from Delaware Distributors with respect to the Fund Shares held by the Trust. Fund Shares held directly by an investor (other than the Trust) including Fund Shares purchased pursuant to ``Reinvestment of Trust Distributions'' will, however, be subject to 12b-1 fees (see ``Reinvestment of Trust Distributions'').

Risk of Investment in Units

    Fund Shares will be deposited in the Trust pursuant to an exemptive order issued by the Securities and Exchange Commission. Under the terms of the exemptive order, the Sponsor agreed to take certain steps to ensure that the Trust's investment in Fund Shares was equitable to all parties and particularly that the interests of the Unit Holders were protected. Accordingly, any sales charges which would otherwise have been applicable were waived on Fund Shares sold to the Trust, since the Sponsor is receiving the sales charge on all Units sold. In addition, the Indenture requires the Trustee to vote all Fund Shares held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund Shares not held by the Trust.

    The Fund's Shares may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting the securities in which the Fund is invested and the success of the Fund's management in anticipating or taking advantage of such opportunities as may occur. In addition, in the event of the inability of Delaware Management to act and/or claims or actions against the Fund by regulatory agencies or other persons or entities, the value of the Fund Shares may decline thereby causing a decline in the value of Units. Termination of the Fund prior to the Termination Date of the Trust may result in the termination of the Trust sooner than anticipated. Prior to a purchase of Units, investors should determine that the aforementioned risks are consistent with their investment objectives.

    The net asset value of the Fund's Shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price paid therefor by the Trust. An investment in Units of the Trust should be
                                      B-10
made with an understanding of the risks inherent in ownership of equity securities since the portfolio of the Fund is invested in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and which Delaware Management believes have the potential to support continued growth. However, the Sponsor believes that, upon termination of the Trust on the mandatory termination date, even if the Fund Shares are worthless, the Treasury Obligations will provide sufficient cash at maturity to equal $15.00 per Unit. Part of such cash will, however, represent the accrual of taxable original issue discount on the Treasury Obligations.

    A UNIT HOLDER PURCHASING A UNIT ON THE DATE OF THIS PROSPECTUS OR THEREAFTER MAY RECEIVE TOTAL DISTRIBUTIONS, INCLUDING DISTRIBUTIONS MADE UPON TERMINATION OF THE TRUST, THAT ARE LESS THAN THE AMOUNT PAID FOR A UNIT.

    Sales of Securities in the Portfolio under certain permitted circumstances may result in an accelerated termination of the Trust. It is also possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce the portfolio to a size resulting in such termination. In addition, the Trust may be terminated if the net aggregate value of the Trust is less than 40% of the aggregate maturity values of the Treasury Obligations calculated immediately after the most recent deposit of Treasury Obligations in the Trust (see ``Amendment and Termination--Termination''). Early termination of the Trust may have important consequences to the Unit Holder; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less than anticipated, and may result in a loss to a Unit Holder.

    In the event of the early termination of the Trust, the Trustee will cause the Fund Shares to be sold and the proceeds thereof distributed to the Unit Holders in proportion to their respective interests therein, unless a Unit Holder elects to receive Fund Shares ``in kind.'' (See ``Amendment and Termination of the Indenture--Termination.'') Proceeds from the sale of the Treasury Obligations will be paid in cash.

    The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit Holder's investment but may dispose of Securities only under limited circumstances. (See ``Sponsor--Responsibility.'')

    To the best of the Sponsor's knowledge there was no litigation pending as of the Date of Deposit in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the Date of Deposit, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

The Units

    On a recent date, each Unit represented a fractional undivided interest in the Securities and the net income of the Trust set forth under ``Summary of Essential Information.'' Thereafter, if any Units are redeemed by the Trustee, the amount of Securities in the Trust will be reduced by amounts allocable to redeemed Units, and the fractional undivided interest represented by each Unit in the balance will be increased, although the actual interest in the Trust represented by each Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust itself (see ``Rights of Unit Holders--Redemptions'' and ``Amendment and Termination of the Indenture--Termination'').

                            TAX STATUS OF THE TRUST

    In the opinion of Messrs. Cahill Gordon & Reindel, counsel for the Sponsor, under existing law:

        The Trust is not an association taxable as a corporation for United States federal income tax purposes and income of the Trust will be treated as income of the Unit Holders in the manner set forth below. Each Unit Holder will be considered the owner of a pro rata portion of each asset of the Trust under the grantor trust rules of Sections 671-678 of the Internal Revenue Code of 1986, as amended (the ``Code'').

        Each Unit Holder will be required to include in his gross income, as determined for Federal income tax purposes, original issue discount with respect to his pro rata portion of the Treasury Obligations held by the Trust at the same time and in the same manner as though the Unit Holder were the direct owner of such pro rata portion. Each Unit Holder will be considered to have received the distributions paid on his pro rata portion of the Fund Shares held in
                                      B-11
    the Trust (including such portion of such distributions used to pay fees and expenses of the Trust) when such distributions are received or deemed to be received by the Trust. An individual Unit Holder who itemizes deductions will be entitled to deduct his pro rata share of fees and expenses paid by the Trust as though such fees and expenses were paid directly by the Unit Holder, but only to the extent that this amount together with the Unit Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income. A corporate Unit Holder will not be subject to this 2% floor.

        Each Unit Holder will have a taxable event when a Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells his Units. The total tax cost of each Unit to a Unit Holder must be allocated among the Fund Shares and the Treasury Obligations held in the Trust in accordance with the relative fair market values on the date the Unit Holder purchases his Units in order to determine his per Unit tax basis for the Fund Shares and the Treasury Obligations represented thereby.

    The tax basis of a Unit Holder with respect to his interest in a Treasury Obligation will be increased by the amount of original issue discount thereon properly included in the Unit Holder's gross income as determined for Federal income tax purposes. The Sponsor has agreed to pay to the Trust, for the benefit of the Unit Holders, an amount equal to the 12b-1 fees received by the Sponsor with regard to the Fund Shares held in the Trust.

    The amount of gain recognized by a Unit Holder on a disposition of Fund Shares or Treasury Obligations by the Trust will be equal to the difference between such Unit Holder's pro rata portion of the gross proceeds realized by the Trust on the disposition and the Unit Holder's tax basis in his pro rata portion of the Fund Shares or Treasury Obligations disposed of, determined as described in the preceding paragraphs. Any such gain recognized on a sale or exchange and any such loss will be capital gain or loss, except that gain or loss recognized by a financial institution with respect to a Treasury Obligation or by a dealer with respect to Fund Shares or Treasury Obligations will be ordinary income or loss. Any capital gain or loss arising from the disposition of a Unit Holder's pro rata interest in a Security will be long-term capital gain or loss if the Unit Holder has held his Units and the Trust has held the Security for more than one year. A capital loss due to sale or redemption of a Unit Holder's interest with respect to Fund Shares held in the Trust will be treated as a long-term capital loss to the extent of any long term capital gains derived by the Unit Holder from such interest if the Unit Holder has held such interest for six months or less. The holding period for this purpose will be determined by applying the rules of Sections 246(c)(3) and (4) of the Code. Under the Code, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such net capital gain may, however, result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

    If the Unit Holder sells or redeems a Unit for cash he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets represented by the Unit and will have taxable gain or loss measured by the difference between his per Unit tax basis for such assets, as described above, and the amount realized.

    Each Unit Holder's interest in each Treasury Obligation is treated as an interest in an original issue discount obligation. The original issue discount on each Treasury Obligation will be taxed as ordinary income for Federal income tax purposes and will be equal to the excess of the maturity value of the Unit Holder's interest in the Treasury Obligation over its cost to the Unit Holder. A Unit Holder will be required to include in gross income for each taxable year a portion of this original issue discount and will be subject to income tax thereon even though the income is not distributed. Original issue discount is treated for Federal income tax purposes as income earned under a constant interest formula which takes into account the semi-annual compounding of accrued interest, resulting in an increasing amount of original issue discount accruing in each year.

    A Unit Holder who is neither a citizen nor a resident of the United States and is not a United States domestic corporation (a ``foreign Unit Holder'') will not generally be subject to United States Federal income taxes, including withholding taxes, on his pro rata share of the original issue discount on the Treasury Obligations held in the Trust, gain from the sale or other disposition of his, her or its pro rata interest in a Treasury Obligation or Fund Share held in the Trust or any undistributed gain retained by the Fund and designated by the Fund to be taken into account by its shareholders, which original issue discount is not effectively connected with the conduct by the foreign Unit Holder of a trade or business within the United States and which gain is either
(I) not from sources within the United States or (II) not so effectively connected, provided that:

        (a) with respect to original issue discount (i) the Treasury Obligations are in registered form and were issued after July 18, 1984, and (ii) the foreign Unit Holder is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to The Prudential Insurance Company of America;

        (b) with respect to any U.S.-source capital gain, the foreign Unit Holder (if an individual) is not present in the United States for 183 days or more during his or her taxable year in which the gain was realized and so certifies; and

        (c) the foreign Unit Holder provides the required certifications regarding (i) his, her or its status, (ii) in the case of U.S.-source income, the fact that the original issue discount or gain is not effectively connected with the conduct by the foreign Unit Holder of a trade or business within the United States, and (iii) if determined to be required, the controlled foreign corporation matter mentioned in clause (a)(ii) above.

Fund distributions paid to foreign Unit Holders either directly or through the Trust and not constituting income effectively connected with the conduct of a trade or business within the United States by the distributee will be subject to United States federal withholding taxes at a 30% rate or a lesser rate established by treaty unless the Fund distribution is a capital gain dividend.

    Each Unit Holder (other than a foreign Unit Holder who has properly provided the certifications described in the preceding paragraph) will be requested to provide the Unit Holder's taxpayer identification number to the Trustee and to certify that the Unit Holder has not been notified that payments to the Unit Holder are subject to back-up withholding. If the taxpayer identification number and an appropriate certification are not provided when requested, a 31% back-up withholding will apply.

    The Fund has elected to qualify for and intends to continue to remain qualified as a regulated investment company under the Code and to meet applicable requirements with respect to its gross income, diversification of holdings and distributions so that the Fund (but not the Trust Unit Holders) will be relieved of Federal income tax on the amounts distributed by the Fund to the Trust. Such distributions may be attributable to taxable net investment income and net capital gains from the sales of securities held by the Fund. It is also possible for the Fund to retain net capital gains for investment, in which event the Fund will be subject to Federal income tax on the retained amount; but may, as a regulated investment company, designate the retained amount as undistributed capital gains in a notice to those persons who were its shareholders (including the Trust and thus its Unit Holders) at the close of the Fund's taxable year.

    If the Fund were to so retain any net capital gain for investment, its shareholders (including Trust Unit Holders) (a) would be required to include in gross income for tax purposes, as long-term capital gains, their proportionate shares of the undistributed net capital gain of the Fund, and (b) would be deemed to have paid their proportionate shares of the tax paid by the Fund on the undistributed net capital gain so that the amount of tax deemed paid by each such shareholder would be credited against the shareholder's United States Federal income tax liability and a refund could be claimed to the extent that credits exceeded such liability. For United States Federal income tax purposes, the basis of shares of the Fund owned by a shareholder of the Fund (including a Trust Unit Holder) would be increased by an amount equal to 65% of the amount of undistributed capital gains required to be so included in computing such Fund shareholder's long-term capital gains.

    Capital gain distributions, if any, made by the Fund, as a regulated investment company, are taxable as long-term capital gain, regardless of how long the Fund shareholder (including a Trust Unit Holder) has held the Fund's shares, and are not eligible for the dividends received deduction available to corporations. Other dividend distributions by the Fund may, depending upon circumstances, be eligible for such dividends received deduction, in whole or in part.

    Generally, dividends paid by the Fund, as a regulated investment company, are treated as received by the Trust, and thus its Unit Holders, in the taxable year in which the distribution is made by the Fund; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the preceding year.

    Non-taxable Fund distributions reduce the Unit Holder's tax cost basis with respect to his interest in Fund Shares held by the Trust and are treated as a gain from the sale of such interest if and to the extent that such distributions exceed the tax cost basis of the Unit Holder with respect to his interest in Fund Shares held by the Trust.

    The Code places a floor of 2% of adjusted gross income on miscellaneous itemized deductions, including investment expenses, of individuals (and estates and trusts other than grantor trusts, to the extent provided in regulations). The Code
                                      B-13
also directs the Secretary of the Treasury to issue regulations prohibiting indirect deductions through a mutual fund or other pass-through entity of amounts not allowable as a deduction under this rule if paid or incurred directly by such an investor, but such regulations are not to apply to indirect deductions through a ``publicly offered regulated investment company,'' which the Fund is believed to be. The 2% floor rule will, however, apply in any event to investment expenses of the Trust, as opposed to the Fund, and affected Unit Holders should aggregate such expenses with their other miscellaneous deductions in applying the 2% rule.

    The Fund has filed its 1995 information return as a ``publicly offered regulated investment company.'' The Trust cannot predict whether or not the Fund will qualify as a ``publicly offered regulated investment company'' for 1996 or any later year. The term ``publicly offered regulated investment company'' is defined as meaning a regulated investment company the shares of which are ``continuously offered'' or regularly traded on an established securities market or ``held by or for no fewer than 500 persons at all times during the taxable year.''

    In addition, under the Code, the allowable amount of certain itemized deductions claimed by individual taxpayers, including investment expenses, is subject to an overall limitation applicable to individual taxpayers with adjusted gross income in excess of a $117,950 threshold amount ($58,975 for a married taxpayer filing separately). The $117,950 (or $58,975) threshold amount will be further indexed for inflation after 1995. The overall limitation reduces the otherwise allowable amount of the affected itemized deductions by the lesser of (i) 3% of the adjusted gross income in excess of the threshold amount or (ii) 80% of the amount of otherwise allowable itemized deductions. The other limitations contained in the Code on the deduction of itemized expenses, including the 2% floor described above, are applied prior to the overall limitation.

    The Code also imposes a 4% excise tax on untaxed undistributed income of regulated investment companies. If the Fund distributes in each calendar year an amount equal to the sum of at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the 12 month period ended on October 31 of each calendar year (or December 31 if the Fund qualifies to so elect and does so) and distributes an amount equal to the 2% balances not later than the close of the succeeding calendar year, the Fund will not be subject to this 4% excise tax. For purposes of this excise tax, any net long-term capital gain in excess of net short-term capital loss retained by the Fund for any fiscal year ending on or before the close of the calendar year but designated as undistributed capital gains taxable to shareholders as described above is treated as if distributed to the Fund's shareholders.

    Further information with respect to the Federal income tax consequences of investment in Fund Shares may be found in the most recently available prospectus with respect to the Fund Shares, a copy of which will be provided upon request to the Trustee or Sponsor.

    Interest paid by a Unit Holder other than a corporation on indebtedness properly allocable to Units will be deductible as investment interest to the extent permitted by Section 163(d) of the Code.

    As of the end of each calendar year, the Trustee will furnish to each Unit Holder an annual statement containing information relating to the dividends (including capital gain dividends) received or deemed received, rebated 12b-1 fees received from the Sponsor, discount accrued on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or payment at maturity of any Security or the sale by the Trust of any Security), and the fees and expenses paid by the Trust.

    The foregoing discussion relates only to United States Federal income taxes. Unit Holders may also be subject to state, local or foreign taxation in other jurisdictions.

    Investors should consult their tax counsel for advice with respect to their own particular tax situations.

                                RETIREMENT PLANS

    Units in the Trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Investors considering participation in any such plan should review the laws specifically related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

                            PUBLIC OFFERING OF UNITS

Public Offering Price

    The Public Offering Price of the Units will be computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund Shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.25% of the Public Offering Price (5.541% of the net amount invested). Money in the Income and Principal Accounts other than money required to redeem previously tendered Units will be added to the Public Offering Price.

    The Public Offering Price on a date subsequent to the date stated in the ``Summary of Essential Information'' will vary from the Public Offering Price set forth in the ``Summary of Essential Information'' in accordance with fluctuations in the value of the Treasury Obligations and net asset value of the Fund Shares in the Trust.

    The Public Offering Price shall be determined for the Trust by the Evaluator on the basis of the bid prices for the Treasury Obligations (determined by the Evaluator) and the net asset value of the Fund Shares as determined by Delaware Group DelCap Fund, Inc.

    On a recent date, the Public Offering Price per Unit (based on the bid side evaluation of the Treasury Obligations and the net asset value of Fund Shares in the Trust) exceeded the Redemption Price and the Sponsor's Secondary Market Repurchase Price per Unit (each based upon the bid side evaluation of the Treasury Obligations and the net asset value of Fund Shares in the Trust) by the amounts set forth in ``Summary of Essential Information.''

Public Distribution

    Unsold Units or Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price calculated daily.

    The Sponsor intends to qualify Units in states selected by the Sponsor for sale by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers will be made at prices which include a concession per Unit of 68% of the sales charge per Unit, but subject to change from time to time at the discretion of the Sponsor. (Such price does not include volume purchase discounts, which are available only to non-dealer purchasers). The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

Secondary Market

    While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price (see ``Summary of Essential Information''). The Sponsor's Repurchase Price is computed by adding to the aggregate of the bid side evaluation of the Treasury Obligations the net asset value of Fund Shares in the Trust, and cash on hand in the Trust and dividends receivable on Fund Shares (other than cash deposited by the Sponsor for the purchase of Securities) deducting therefrom amounts required to redeem previously tendered Units and amounts required for distribution to Unit Holders of record as of a date prior to the evaluation, accrued expenses of the Trustee, Evaluator, and counsel, taxes and governmental charges, if any, and any Reserve Account and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. There is no sales charge incurred when a Unit Holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by the Sponsor at the then current Public Offering Price. Any profit or loss resulting from the resale of such Units will be for the account of the Sponsor.

    If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units of this Series at the Sponsor's Repurchase Price, without notice. In such event, although under no obligation to do so, the Sponsor may, as a service to Unit Holders, offer to repurchase Units at the ``Redemption Price,'' a price based on the current bid prices for the Treasury Obligations and the net asset value of the Fund Shares. Alternatively, Unit Holders may redeem their Units through the Trustee.

Profit of Sponsor

    The Sponsor receives a sales charge on the Units as indicated herein in the chart below under ``Volume Discount.'' On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge (see ``Public Distribution'').

    The Sponsor may realize additional profits (or sustain a loss) due to daily fluctuations in the prices of the Securities in the Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

    The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units, as the case may be.

Volume Discount
    Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time upon prior notice to Unit Holders change the amount by which the sales charge is reduced, or may discontinue the discount altogether.

    The sales charges per Unit will be reduced pursuant to the following graduated scale for sales to any person of at least 2,000 units.

                                                                                                 Percent         Percent
                                                                                                of Public         of Net
                                                                                                 Offering         Amount
Number of Units                                                                                   Price          Invested
--------------------------------------------------------------------------------------------    ----------       --------
Less than 2,000 Units.......................................................................      5.25%          5.541%
2,000-7,999 Units...........................................................................      5.00%          5.263%
8,000-19,999 Units..........................................................................      4.50%          4.712%
20,000-39,999 Units.........................................................................      4.00%          4.167%
40,000-79,999 Units.........................................................................      3.00%          3.092%
80,000 or more Units........................................................................      2.00%          2.041%

    The reduced sales charges as shown on the chart above will apply to such purchases of Units in any fourteen-day period which qualify for the volume discount by the same person, including a partnership or corporation, other than a dealer, in the amounts stated herein, and for this purpose, purchases of Units of this Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse or in the name of a purchaser's child under the age of 21 are deemed for the purposes hereof to be registered in the name of the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary, including a partnership or corporation, purchasing Units for a single trust estate or single fiduciary account.

Employee Discount

    The Sponsor intends, at the discretion of the Sponsor, to permit employees of Prudential Securities Incorporated and Delaware Management and their respective subsidiaries and affiliates to purchase Units of the Trust at a price based on the offering side evaluation of the Treasury Obligations and the net asset value of Fund Shares in the Trust plus a reduced sales charge of $5.00 per 100 Units, subject to a limit of 5% of the Units.

                                EXCHANGE OPTION

    Unit Holders may elect to exchange any or all of their Units of this Series of the Government Securities Equity Trust for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts (except Series of Government Securities Equity Trust) or for any Units of any additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the ``Exchange Trusts''). Such Units may be acquired at prices based on reduced sales charges per Unit. The purpose of such reduced sales charge is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in the time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Exchange Trusts may have different objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine its investment objective prior to exercise of this option.

    This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and
                                      B-16
are lawfully qualified for sale in the jurisdiction in which the Unit Holder is a resident. While it is the Sponsor's present intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his Units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders. In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Unit Holder.

    To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to exchange his Units for one or more units of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit Holder may select the series or group of series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

    Units of the Exchange Trust trading in the secondary market maintained by the Sponsor, if so maintained, will be sold to the Unit Holder at a price equal to the evaluation price per unit of the securities in that portfolio and the applicable sales charge of $15 per Unit. Exchange transactions will be effected only in whole units; thus, any proceeds not used to acquire whole units will be paid to the exchanging Unit Holder unless the Unit Holder adds the amount of cash necessary to purchase one additional whole Unit.

    Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts, may elect to apply the cash proceeds of sale or redemption of those units directly to acquire units of any Exchange Trust trading in the secondary market at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest, units of which are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

    For example, assume that a Unit Holder, who has three units of a Trust with a 4.25% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.25%. The proceeds from the Unit Holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,968.68 [$3,800 for the units and $168.68 for the 4.25% sales charge (4.439% of the net amount invested)].

Federal Income Tax Consequences

    An exchange of Units pursuant to the Exchange Option will constitute a ``taxable event'' under the Code, i.e., a Unit Holder will recognize gain or loss at the time of the exchange except that upon an exchange of Units of this series of the Government Securities Equity Trust for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes the Internal Revenue Service may seek to disallow any loss incurred upon such exchange to the extent that the underlying securities in each trust are substantially identical and the purchase of units of an Exchange Trust that takes place less than thirty-one days after the sale of the Units. Unit Holders are advised to consult their own tax advisors as to the tax consequences of exchanging Units in their particular case. In particular, Unit Holders who exchange Units of this series of the Government Securities Equity Trust for units of any other series of Exchange Trusts within 91 days of the acquisition of the Units should consult their tax advisers as to the possible application of
Section 852(f) of the Code to the exchange.

                      REINVESTMENT OF TRUST DISTRIBUTIONS

    Distributions by the Trust, if any, of dividend income received by the Trust and 12b-1 fee amounts paid by the Sponsor, distributions of any net capital gains received in respect of Fund Shares and proceeds of the sale of Fund Shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. A Unit Holder will receive such amounts in cash unless such Unit Holder directs The Chase Manhattan Bank, acting as distribution agent, to invest such amounts on behalf of the participating Unit Holder in Fund Shares at such shares' net asset value, which shares will be subject to 12b-1 expenses. Investment in Fund Shares is conditioned upon their lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained.

    The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in a reinvestment program will apply to all Units of the Trust owned by such Unit Holder. The Unit Holder should read the prospectus for the reinvestment program carefully before deciding to participate.

                              EXPENSES AND CHARGES

Initial Expenses

    All expenses and charges incurred prior to or in the establishment of the Trust were incurred by the Sponsor, Delaware Distributors and Delaware Management.

Fees

    The Trustee will receive for its services under the Indenture an annual fee in the amount set forth in the ``Summary of Essential Information.''

    For each evaluation of the Treasury Obligations in the Trust, the Evaluator shall receive a fee as set forth in the ``Summary of Essential Information.''

    The Trustee's fees and the Evaluator's fees are payable quarterly on or before each Distribution Date from the Income Account, to the extent funds are available therein and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification ``All Services Less Rent'' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Agreement.

Other Charges

    The following additional charges are or may be incurred by the Trust as more fully described in the Indenture: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of the Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under Federal or State securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units. The accounts of the Trust will be audited not less frequently than annually by independent public accountants selected by the Sponsor. The cost of such audit will be an expense of the Trust.

    The fees and expenses set forth herein are payable out of the Trust and when paid by or owing to the Trustee are secured by a lien on the Trust. If the cash dividend, capital gains distributions and 12b-1 fee payments to the Sponsor to the Trust are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Fund Shares (not Treasury Obligations) to pay such amounts. To the extent Fund Shares are sold, the size of the Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Fund Shares would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum amount in which Fund Shares may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses. If the cash dividends, capital gains distributions and 12b-1 fee payments made by the Sponsor to the Trust and proceeds of Fund Shares sold after deducting the ordinary expenses are insufficient to pay the extraordinary expenses of the Trust the Trustee has the power to sell Treasury Obligations to pay such extraordinary expenses.

                             RIGHTS OF UNIT HOLDERS

Certificates

    Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable or interchangeable upon presentation at the corporate trust office of the Trustee, properly endorsed or accompanied by an instrument of transfer satisfactory to the Trustee and executed by the Unit Holder or his authorized attorney, together with the payment of $2.00, if required by the Trustee (not currently required), or such other amount as may be determined by the Trustee and approved by the Sponsor, and any other tax or governmental charge imposed upon the transfer of Certificates. The Trustee will replace any mutilated, lost, stolen or destroyed Certificate upon proper identification, satisfactory indemnity and payment of charges incurred. Any mutilated Certificate must be presented to the Trustee before any substitute Certificate will be issued.

Certain Limitations

    The death or incapacity of any Unit Holder will not operate to terminate the Trust nor entitle the legal representatives or heirs of such Unit Holder to claim an accounting or to take any other action or proceeding in any court for a partition or winding up of the Trust.

    No Unit Holder shall have the right to vote except with respect to removal of the Trustee or amendment and termination of the Trust as prescribed in the Indenture (see ``Administration of the Trust--Amendment'' and ``Administration of the Trust--Termination''). Unit Holders shall have no right to control the operation or administration of the Trust in any manner.

Distributions

    The terms of the Treasury Obligations do not provide for periodic payment to the holders thereof of the annual accrual of discount. To the extent that dividends and/or 12b-1 fee payments from the Sponsor become payable with respect to the Fund Shares held in the Trust, the Trustee will collect such amounts as they become payable and credit such amounts to a separate Income Account created pursuant to the Indenture. All other moneys received by the Trustee with respect to the Fund Shares shall be credited to the Principal Account. Quarterly distributions to each Unit Holder of record as of the immediately preceding Quarterly Record Date will be made on the next following Quarterly Distribution Date and shall consist of an amount substantially equal to such Unit Holder's pro rata share of the distributable cash balances in the Income Account and the Principal Account, if any, computed as of the close of business on such Quarterly Record Date. No quarterly distribution will be made if the amount available for distribution is less than $2.50 per 100 Units except that, no less than once a year, on a Quarterly Distribution Date, the Trustee shall distribute the entire cash balances in the Principal and Income Accounts. All funds collected or received will be held by the Trustee in trust without interest to Unit Holders as part of the Trust until required to be disbursed in accordance with the provisions of the Indenture. Such funds will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference of Unit Holders under the bankruptcy laws of the United States, or if such preference is not preserved, the Trustee shall handle such funds in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940, as the same may be from time to time amended. To the extent permitted by the Indenture and applicable banking regulations, such funds are available for use by the Trustee pursuant to normal banking procedures.

    The Trustee is authorized by the Indenture to withdraw from the Principal Account to the extent funds are not sufficient in the Income Account such amounts as it deems necessary to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust, which amounts will be credited to a separate Reserve Account. If the Trustee determines that the amount in the Reserve Account is greater than the amount necessary for payment of any taxes or other governmental charges, it will promptly recredit the excess to the Account from which it was withdrawn. In addition, the Trustee may withdraw from the Income Account, to the extent available, that portion of the Redemption Price which represents income. The balance paid on any redemption, including income, if any, shall be withdrawn from the Principal Account of the Trust to the extent that funds are available. If such available balance is insufficient, the Trustee is empowered to sell Securities in order to provide moneys for redemption of Units tendered. (See ``Rights of Unit Holders--Redemption.'')

Reports and Records

    With each distribution, the Trustee will furnish to the Unit Holders a statement of the amount of dividends and other receipts, if any, distributed, expressed in each case as a dollar amount per Unit.

    Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who was a Unit Holder of record at any time during the calendar year a statement setting forth: (1) as to the Income Account: dividends and other cash amounts received, deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition and identity of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and for fees and expenses of the Trust and redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; (5) amounts actually distributed during such calendar year from the Income Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year; and (6) an annual report of original issue discount accrual.

    The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Unit Holders, a current list of Securities in the portfolio and a copy of the Indenture.

Redemption

 Tender of Units

    Units may be tendered to the Trustee for redemption at its unit investment trust office at 770 Broadway, New York, New York 10003, upon delivery of a request for redemption and the Certificates for the Units requested to be redeemed and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

    Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of Certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges or other financial institution acceptable to the Trustee, if any. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

    Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the ``Summary of Essential Information'' on the date of tender (see ``Redemption--Computation of Redemption Price per Unit''). The ``date of tender'' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation time, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

    There is no sales charge incurred when a Unit Holder tenders his Units to the Trustee for redemption. All amounts paid on redemption representing Income will be withdrawn from the Income Account to the extent moneys are available; all other amounts will be paid from the Principal Account. The Trustee is required by the Indenture to sell Fund Shares and Treasury Obligations, to the extent possible in the same ratio as the ratio of Fund Shares and Treasury Obligations then held in the Trust, in order to provide moneys for redemption of Units tendered. To the extent Securities are sold, the size of the Trust will be reduced. Such sales could result in a loss to the Trust. The redemption of a Unit for cash will constitute a taxable event for the Unit Holder under the Code (see ``Tax Status of the Trust'').

 Purchase by the Sponsor of Units Tendered for Redemption

    The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, may purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee, i.e., the Unit Holder will receive the Redemption Price from the Sponsor within 7 days of the date of tender (see ``Public Offering of Units--Secondary Market''). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see ``Public Offering of Units--Public Offering Price''). Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a reduction in the offering or redemption price subsequent to its acquisition of such Units (see ``Public Offering of Units--Profit of Sponsor'').

 Computation of Redemption Price per Unit

    The Redemption Price per Unit is determined as of the Evaluation Time on the date any such determination is made. The Redemption Price is each Unit's pro rata share, determined by the Trustee of the sum of:

        (1) the aggregate bid side evaluation of the Treasury Obligations in the Trust, as determined by the Evaluator and the net asset value of the Fund Shares in the Trust determined as of the Evaluation Time set forth in the ``Summary of Essential Information''; and

        (2) cash on hand in the Trust and dividends receivable on Fund Shares (other than cash deposited by the Sponsor for the purchase of Securities);

less amounts representing (a) accrued taxes and governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held with respect to previously tendered Units or for distribution to Unit Holders of record as of a date prior to the evaluation, and (d) any Reserve Account (``Redemption Price'').

    The right of redemption may be suspended and payment of the Redemption Price per Unit postponed for more than seven calendar days following a tender of Units for redemption for any period during which the New York Stock Exchange is closed, other than for weekend and holiday closing, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Neither the Trustee nor the Sponsor is liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

                                    SPONSOR

    Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series) The Target Portfolio Trust, and for Class B Shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund (California Income and California Series), Prudential Europe Growth Fund, Prudential Equity Fund, Prudential Equity Income Fund, Prudential Global Fund, Prudential Global Genesis Fund, Prudential Global Natural Resources Fund, Prudential GNMA Fund, Prudential Government Income Fund, Prudential Growth Opportunity Fund, Prudential High Yield Fund, Prudential IncomeVertibleh Plus Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Multi-Sector Fund, Inc.,

Prudential Municipal Bond Fund, Prudential Municipal Series Fund, (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund, Prudential Strategist Fund, Prudential Structured Maturity Fund, Prudential U.S. Government Fund and Prudential Utility Fund.

    On October 21, 1993, Prudential Securities Incorporated entered into an omnibus settlement with the Securities and Exchange Commission (``SEC''), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (``NASD'') to resolve allegations that from 1980 through 1990 Prudential Securities Incorporated sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, Prudential Securities Incorporated consented to the entry of an SEC Administrative Order which stated that the conduct of Prudential Securities Incorporated violated the federal securities laws, directed Prudential Securities Incorporated to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, Prudential Securities Incorporated agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. Prudential Securities Incorporated has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. The settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. Prudential Securities Incorporated consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that Prudential Securities Incorporated committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that Prudential Securities Incorporated complies with the terms of the agreement. If, upon completion of the three year period, Prudential Securities Incorporated has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, Prudential Securities Incorporated violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, Prudential Securities Incorporated agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain Prudential Securities Incorporated limited partnership interests.

Limitations on Liability

    The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for any default, failure or defect in any Security or for depreciation or loss incurred by reason of the sale of any Securities, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties (see ``Sponsor--Responsibility'').

Responsibility

    The Trust is not a managed registered investment company. Securities will not be sold by the Trustee to take advantage of ordinary market fluctuations.

    Although the Sponsor and Trustee do not presently intend to dispose of Securities, the Indenture permits the Sponsor to direct the Trustee to dispose of any Security in the Trust for the purpose of redeeming Units tendered for redemption and to dispose of Fund Shares to pay Trust expenses.

    The proceeds resulting from the disposition of any Security in the Trust will be distributed as set forth under ``Rights of Unit Holders--Distributions'' to the extent such proceeds are not utilized for the purpose of redeeming Units or paying Trust expenses.

Resignation

    If at any time the Sponsor shall resign under the Indenture or shall fail or be incapable of performing its duties thereunder or shall become bankrupt or its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, (2) act as Sponsor itself without terminating the Trust or (3) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action. The Sponsor has agreed that any successor Sponsor chosen must be reasonably acceptable to Delaware Management, Delaware Distributors and Delaware Group DelCap Fund, Inc.

                                    TRUSTEE

    The Trustee is The Chase Manhattan Bank, a New York bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 770 Broadway, New York, New York 10003. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

    The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future laws of the United States or any other taxing authority having jurisdiction.

Responsibility

    The Trustee shall not be liable for any default, failure or defect in any Security or for any depreciation or loss by reason of any such sale of Fund Shares or by reason of the failure of the Sponsor to give directions to the Trustee.

    Additionally, the Trustee may sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units tendered for redemption. Fund Shares will be sold first unless the Sponsor is able to sell Treasury Obligations and Fund Shares in the proportionate relationship between the maturity values of the Treasury Obligations and the number of Fund Shares.

    Amounts received by the Trust upon the sale of any Security under the conditions set forth above will be deposited in the Principal Account when received and to the extent not used for redemption of Units will be distributable by the Trustee to Unit Holders of record on the Quarterly Record Date next prior to a Quarterly Distribution Date.

    For information relating to the responsibilities of the Trustee under the Indenture, reference is also made to the material set forth under ``Rights of Unit Holders'' and ``Sponsor--Resignation.''

Resignation

    By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. The Sponsor may also remove the Trustee for any other reason that the Sponsor determines to be in the best interest of the Unit Holders. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. A successor trustee has the same rights and duties as the original trustee except to the extent, if any, that the Indenture is modified as permitted by its terms.

                                   EVALUATOR

    The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

    The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall by made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit Holders for errors in judgment. The Evaluator shall, however, be liable for its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Indenture.

Responsibility

    The Indenture requires the Evaluator to evaluate the Treasury Obligations on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Treasury Obligations, see ``Public Offering of Units--Public Offering Price.''

Resignation

    The Evaluator may resign or may be removed by the Sponsor, and the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor accepts appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

Amendment

    The Indenture may be amended by the Trustee and the Sponsor without the consent of Unit Holders (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency, and (c) to make such other provisions as shall not adversely affect the interest of the Unit Holders; provided that the Indenture may also be amended by the Sponsor and the Trustee with the consent of Unit Holders evidencing 51% of the Units at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event shall the Indenture be amended, so as to increase the number of Units issuable thereunder except as the result of the additional deposits of Securities, to permit the deposit of Securities after the Date of Deposit except in accordance with the terms and conditions of the Indenture as initially adopted, to permit any other acquisition of securities or other property by the Trustee either in addition to or in substitution for any of the Securities on hand in the Trust or to permit the Trustee to vary the investment of the Unit Holders or to empower the Trustee to engage in business or to engage in investment activities not specifically authorized in the Indenture as originally adopted; or so as to adversely affect the characterization of the Trust as a grantor trust for Federal income tax purposes. In the event of any amendment the Trustee is obligated to promptly notify all Unit Holders of the substance of such amendment.

Termination

    The Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the aggregate net value of all Trust assets as shown by an evaluation made as described under ``Evaluator-Responsibility'' is less than 40% of the aggregate maturity amounts of the Treasury Obligations deposited in the Trust on the Date of Deposit and subsequent thereto calculated after the most recent deposit of Treasury Obligations in the Trust or if there has been a material change in the Fund's objectives or if Replacement Treasury Obligations are not acquired. However in no event may the Trust continue beyond the Mandatory Termination Date set
                                      B-24
forth under ``Summary of Essential Information.'' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders.

    Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust (other than Fund Shares for which an in kind distribution has been requested), and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of: (i) the amount realized upon disposition of the Fund Shares unless the Unit Holder notifies the Trustee in writing of his preference for distribution ``in kind,'' (ii) the amount realized upon the disposition or maturity of the Treasury Obligations and
(iii) any other assets of the Trust. A Unit Holder may invest the proceeds of the Treasury Obligations in Fund Shares at such shares' net asset value, which shall be subject to 12b-1 expenses. The sale of the Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time and, therefore, the amount realized by a Unit Holder on termination may be less than the principal amount of Treasury Obligations represented by the Units held by such Unit Holder.

Tax Impact of In Kind Distribution Upon Termination

    Under the position taken by the Internal Revenue Service in Revenue Ruling 90-7, a distribution by the Trustee to a Unit Holder (or to his agent) of his pro rata share of the Fund Shares in kind upon termination of the Trust will not be a taxable event to the Unit Holder. Such Unit Holder's basis for Fund Shares so distributed (other than any Fund Shares purchased with his pro rata share of the proceeds of Treasury Obligations) will be equal to his basis for the same Fund Shares (previously represented by his Units) prior to such distribution and his holding period for such Fund Shares will be the shorter of the period during which he held his Units and the period for which the Securities were held in the Trust. A Unit Holder will have a taxable gain or loss, which will be a capital gain or loss except in the case of a dealer or a financial institution, when the Unit Holder disposes of such Securities in a taxable transfer.

                                 LEGAL OPINIONS

    The legality of the Units offered hereby has been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

                              INDEPENDENT AUDITORS

    The Statement of Financial Condition and Schedule of Portfolio Securities of the Government Securities Equity Trust included in this Prospectus have been examined by Deloitte & Touche LLP, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

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    No person is authorized to give any information or to make any representations with respect to this investment company not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
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               GOVERNMENT SECURITIES EQUITY TRUST
                            Series 4
                      Table of Contents
                                                            Page
                                                           -----
Summary of Essential Information........................    A-iv
Independent Auditor's Report............................     A-1
Statement of Financial Condition........................     A-2
Schedule of Portfolio Securities........................     A-8
The Trust...............................................     B-1
    Trust Formation.....................................     B-1
    Securities Selection................................     B-2
       Stripped U.S. Treasury Obligations...............     B-2
       Delaware Group DelCap Fund Concept I Series......     B-2
    General Information Regarding the Fund..............     B-3
    Investment Strategies and Restrictions..............     B-5
    Options on Stock Indices............................     B-6
    Foreign Securities..................................     B-7
    Rule 144A Securities................................     B-7
    Portfolio Loan Transactions.........................     B-8
    Net Asset Value of the Fund Shares..................     B-9
    The Fund's Investment Manager.......................     B-9
    The Fund's Plan of Distribution.....................    B-10
    Risk of Investment in Units.........................    B-10
    The Units...........................................    B-11
Tax Status of the Trust.................................    B-11
Retirement Plans........................................    B-14
Public Offering of Units................................    B-15
    Public Offering Price...............................    B-15
    Public Distribution.................................    B-15
    Secondary Market....................................    B-15
    Profit of Sponsor...................................    B-15
    Volume Discount.....................................    B-16
    Employee Discount...................................    B-16
Exchange Option.........................................    B-16
    Federal Income Tax Consequences.....................    B-17
Reinvestment of Trust Distributions.....................    B-17
Expenses and Charges....................................    B-18
    Initial Expenses....................................    B-18
    Fees................................................    B-18
    Other Charges.......................................    B-18
Rights of Unit Holders..................................    B-19
    Certificates........................................    B-19
    Certain Limitations.................................    B-19
    Distributions.......................................    B-19
    Reports and Records.................................    B-20
    Redemption..........................................    B-20
Sponsor.................................................    B-21
    Limitations on Liability............................    B-22
    Responsibility......................................    B-22
    Resignation.........................................    B-23
Trustee.................................................    B-23
    Limitations on Liability............................    B-23
    Responsibility......................................    B-23
    Resignation.........................................    B-23
Evaluator...............................................    B-24
    Limitations on Liability............................    B-24
    Responsibility......................................    B-24
    Resignation.........................................    B-24
Amendment and Termination of the Indenture..............    B-24
    Amendment...........................................    B-24
    Termination.........................................    B-24
    Tax Impact of In Kind Distribution Upon
    Termination.........................................    B-25
Legal Opinions..........................................    B-25
Independent Auditors....................................    B-25

                                    Sponsor

                       Prudential Securities Incorporated
                               One Seaport Plaza
                                199 Water Street
                            New York, New York 10292

                                    Trustee

                            The Chase Manhattan Bank
                                270 Park Avenue
                            New York, New York 10017

                                   Evaluator

                         Kenny S&P Evaluation Services
                                  65 Broadway
                            New York, New York 10006

                                  Fund Shares

                             Delaware Group DelCap
                         Fund, Inc., - Concept I Series
                               1818 Market Street
                             Philadelphia, PA 19103